UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2007

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

 (614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Big Lots, Inc. (“Company”) sponsors a nonqualified supplemental defined contribution plan (“Supplemental Savings Plan”) and a nonqualified supplemental defined benefit pension plan (“Supplemental Pension Plan”).  Both plans are subject to the requirements of Section 409A of the Internal Revenue Code (“Section 409A”), which imposes restrictions on certain nonqualified deferred compensation plans, and are required to be amended to comply with Section 409A before January 1, 2008.  On August 28, 2007, the Company amended and restated the Supplemental Pension Plan and the Supplemental Savings Plan to comply with the requirements of Section 409A and to further improve the plan documents.  The amended and restated plans will become effective on January 1, 2008.  This summary is qualified in its entirety by reference to the full text of the Supplemental Savings Plan and the Supplemental Pension Plan, as each has been amended and restated, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 2.02	Results of Operations and Financial Condition.

On August 29, 2007, the Company issued a press release and conducted a conference call, both of which reported the Company’s unaudited results for the second quarter of fiscal year 2007, updated its current share repurchase program, provided guidance for the third and fourth quarters of fiscal year 2007, and revised its previously issued guidance for fiscal year 2007.  Attached as exhibits to this Form 8-K are copies of the Company’s August 29, 2007 press release (Exhibit 99.1) and the transcript of the Company’s August 29, 2007 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect the Company’s future results.  The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K.  By furnishing the information in this Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are provided herewith.  Exhibits 10.1 and 10.2 are management contracts or compensatory plans or arrangements.

Exhibit No.	Description

10.1*	Big Lots Supplemental Savings Plan, amended and restated effective as of January 1, 2008.

10.2*	Big Lots Supplemental Defined Benefit Pension Plan, amended and restated effective as of January 1, 2008.

99.1*	Big Lots, Inc. press release dated August 29, 2007.

99.2*	Transcript of Big Lots, Inc. conference call dated August 29, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: September 4, 2007	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel and Corporate Secretary